Exhibit 10.64

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE

AGREEMENT AND OMNIBUS AMENDMENT TO CONFIRMATIONS

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT AND OMNIBUS AMENDMENT TO CONFIRMATIONS, dated as of October 16, 2017 (this “Amendment”), by and among PARLEX 15 FINCO, LLC, a Delaware limited liability company, (“Master Seller”), on behalf of itself and each Series Seller and DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH, a branch of a foreign banking institution (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Master Seller and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of February 9, 2017 which amended and restated that certain Master Repurchase Agreement, dated as of August 2, 2016, by and between Master Seller and Buyer (as amended by that certain Amendment No. 1 to Amended and Restated Master Repurchase Agreement and Guaranty, dated as of March 24, 2017, as amended hereby, and as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Master Seller and Buyer have agreed to amend certain provisions of the Repurchase Agreement and the Confirmations relating to the Transactions entered into between Buyer and Seller prior to the date hereof, in the manner set forth herein, and Blackstone Mortgage Trust, Inc. (“Guarantor”) hereby agrees to make the acknowledgements set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Master Seller, on behalf of itself and each Series Seller that is a party to any Transaction under the Repurchase Agreement, and Buyer hereby agree as follows:

SECTION 1. Amendments to Repurchase Agreement.

(a) Section 2(a) of the Repurchase Agreement is hereby amended by inserting the following new definitions in correct alphabetical order:

“Financing Fee” shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Financing Fee Rate to the Repurchase Price (excluding Price Differential) for such Transaction (as adjusted from time to time by reductions in the Repurchase Price pursuant to the terms of this Agreement including Sections 3(e), 3(k), 4(b), 5(c)(iii), 5(d)(iii), 5(d)(v) and 5(e)(iv) and increases in the Repurchase Price pursuant to the terms of this Agreement including Sections 3(o) and/or Section 4(c)) on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction (or, if later, the date of the Omnibus Amendment) and ending on (but excluding) the date of determination (reduced by any amount of such Financing Fee previously paid by Seller to Buyer with respect to such Transaction).

“Financing Fee Cap” shall have the meaning specified in Section 3(r).

“Financing Fee Rate” shall have the meaning specified in Section 3(r).

“Omnibus Amendment” shall mean that certain Amendment No. 2 to Amended and Restated Master Repurchase Agreement and Omnibus Amendment to Confirmations, dated as of October 16, 2017, by and among Master Seller, on behalf of itself and each Series Seller and Buyer.

(b) The definition of “Remittance Date” in Section 2(a) of the Repurchase Agreement is hereby amended by replacing the words “seventeeth (17th)” contained therein with the words “twenty-third (23rd)”. Accordingly, the next Remittance Date to occur from and after the date of this Amendment shall be October 23, 2017.

(c) Section 3(b)(viii) of the Repurchase Agreement is hereby amended by inserting the words “and the Financing Fee Rate applicable to the Transaction” following the word “Transaction”.

(d) Section 3 of the Repurchase Agreement is hereby amended by inserting the following new Section 3(r):

(r) Without limiting the provisions hereof or of the other Transaction Documents, unless otherwise expressly set forth in a Confirmation with respect to a specific Purchased Loan, Master Seller, on behalf of itself and each Series Seller that may be a party to a Transaction hereunder, and Buyer hereby agree that Seller shall be obligated to pay to Buyer, for each Transaction, a Financing Fee at a rate specified by Buyer in its sole and absolute discretion (for each Transaction, the “Financing Fee Rate”) as set forth in the Confirmation related to such Transaction, which Financing Fee Rate shall not exceed the cap specified in such Confirmation (the “Financing Fee Cap”). The accrued but unpaid Financing Fee with respect to a Purchased Loan shall be payable on each Remittance Date and, unless otherwise paid by Seller or its Affiliates, the accrued Financing Fees shall be remitted by Depository to Buyer (or to such other party as may be designated by Buyer in the relevant Confirmation) from the Cash Management Account on each Remittance Date pursuant to the provisions of Sections 5(c)(iv), 5(d)(iv) or 5(e)(iii), as applicable. For the avoidance of doubt: (i) if no Financing Fee Rate is specified in the applicable Confirmation, the amount of corresponding Financing Fee shall be zero, (ii) if a Financing Fee Rate is specified in the applicable Confirmation for a Transaction, it shall be expressed as a percentage or as basis points, and (iii) in no event shall Seller be obligated to pay Financing Fees in excess of the Financing Fee Cap with respect to any Transaction.

(e) Exhibit I to the Repurchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit I attached hereto.

SECTION 2. Amendments to Confirmations. Master Seller, on behalf of itself and each Series Seller that is a party to a Transaction under the Repurchase Agreement as of the date hereof, and Buyer hereby agree that effective as of the date hereof with respect to each Confirmation relating to the Transactions identified on Exhibit II hereto, (a) the Applicable Spread set forth in each such Confirmation shall be amended and restated in its entirety to read as set forth on the corresponding entries in Exhibit II hereto with respect to each such Confirmation and (b) the Financing Fee Rate, Financing Fee Cap and specified payee for each such Transaction shall be as set forth on Exhibit II hereto with respect to each such Confirmation.

SECTION 3. Conditions Precedent. This Amendment and its provisions shall become effective on the date hereof provided that this Amendment is duly executed and delivered by a duly authorized officer of each of Master Seller, Buyer and Guarantor.

SECTION 4. Representations, Warranties and Covenants. Master Seller, on behalf of itself and each Series Seller that is party to any Transaction under the Repurchase Agreement as of the date hereof, hereby represents and warrants to Buyer, as of the date hereof, that (i) it is in full compliance with all of the terms and provisions set forth in each Transaction Document to which it is a party on its part to be observed or performed, and (ii) no Default or Event of Default has occurred or is continuing. Master Seller, on its own behalf and on behalf of each Series Seller that is party to any Transaction under the Repurchase Agreement as of the date hereof, hereby confirms and reaffirms its representations, warranties and covenants contained in each Transaction Document to which it is a party.

SECTION 5. Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Master Seller and Buyer and agrees that it continues to be bound by the Guaranty notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement, the Confirmations amended hereby and each of the other Transaction Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the execution of this Amendment, each (x) reference therein and herein to the “Transaction Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Repurchase Agreement” or any “Confirmation” amended hereby in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement or such Confirmation, as applicable, as amended hereby, and (z) each reference in the Repurchase Agreement or any such Confirmation, as applicable, to “this Agreement”, this “Repurchase Agreement”, this “Confirmation”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement or any such Confirmation shall be deemed to be references to the Repurchase Agreement or such Confirmation, as applicable, as amended by this Amendment.

SECTION 7. No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and the applicable Confirmations amended hereby and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or any of its Affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement, the Confirmations or any of the other Transaction Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the Repurchase Obligations of the Repurchase Parties under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement or the Confirmations amended hereby, as applicable, in any such Transaction Document shall be deemed to also reference the Repurchase Agreement or such Confirmations, as applicable, as amended by this Amendment.

SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 9. Expenses. Seller agrees to pay and reimburse Buyer for all reasonable out-of-pocket costs and expenses incurred by Buyer in connection with the preparation, execution and delivery of this Amendment in accordance with Section 26 the Repurchase Agreement.

SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

MASTER SELLER:

PARLEX 15 FINCO, LLC,
a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

With respect to the acknowledgments set forth in Section 5
herein:

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Managing Director, Head of Capital Markets and Treasurer

[Amendment No. 2 to Amended and Restated Master Repurchase Agreement and Omnibus Amendment to Confirmations]

BUYER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

By:	/s/ Dean Aotani
	Name:	Dean Aotani
	Title:	Managing Director

By:	/s/ R. Christopher Jones
	Name:	R. Christopher Jones
	Title:	Director

[Amendment No. 2 to Amended and Restated Master Repurchase Agreement and Omnibus Amendment to Confirmations]

EXHIBIT I

CONFIRMATION STATEMENT

DEUTSCHE BANK AG,

Cayman Islands Branch

Ladies and Gentlemen:

Deutsche Bank AG, Cayman Islands Branch, is pleased to deliver our written CONFIRMATION of our agreement to enter into the Transaction pursuant to which Deutsche Bank AG, Cayman Islands Branch shall purchase from you the Purchased Loans identified on Schedule 1 attached hereto, pursuant to the terms of that certain Amended and Restated Master Repurchase Agreement, dated as of February 9, 2017 (as amended, modified and/or restated, the “Agreement”), between Deutsche Bank AG, Cayman Islands Branch (“Buyer”) and Parlex 15 Finco, LLC, a Delaware limited liability company (“Master Seller”; together with the Series Seller (as defined in the Agreement) identified below, collectively, “Seller”). Capitalized terms used herein without definition have the meanings given in the Agreement.

Series Seller:	[______________________]

Purchase Date:	[______________________]

Repurchase Date:	[______________________] (provided, if the
Facility Termination Date is extended pursuant to
Section 3(p) of the Agreement, the Repurchase Date
shall be automatically extended to the date
determined in accordance with Section 3(p) of the
Agreement)

Purchased Loan:	[______________________]

Initial Principal Balance of Purchased Loan:	[______________________]

Purchase Date Market Value:	[______________________]

Actual Original Purchase Percentage:	[______________________]

Maximum Original Purchase Percentage:	[______________________]

Purchase Price:	[______________________]

Recourse Reference Amount:	[______________________]

Initial Pricing Rate:	[______________________]

Applicable Spread:	[______________________]

[Subject to Approved Transaction (Y/N):]	[______________________]

Financing Fee Rate:	[______________________]

Financing Fee Cap:	[______________________]

Financing Fee Payee:	[______________________].

Wiring Instructions of Financing Fee Payee:	[______________________]

Representations and Warranties:	See Schedule 2 attached hereto

Exceptions to Representations and Warranties:	See Schedule 3 attached hereto

Name and address for communications:
Buyer:

Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
	Attention:	Dean Aotani
	Telephone:	(212) 250-6870
	Telecopy:	(212) 797-5630
Email: dean.aotani@db.com

With copies to:

Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
Attention: General Counsel

and

Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
	Attention:	Robert W. Pettinato Jr.
	Telephone:	(212) 250-5579
	Telecopy:	(212) 797-0286
Email: robert.pettinato@db.com

and

Deutsche Bank AG, Cayman Islands Branch
60 Wall Street
New York, New York 10005
	Attention:	Jeffrey Baker
	Telephone:	(904) 520-5629
	Telecopy:	(212) 797-5630
Email: jeffrey.baker@db.com

Seller:

Parlex 15 Finco, LLC
c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue
New York, New York 10154
Attention:	Douglas Armer
Telephone:	(212) 583-5000
Email:
BXMTDeutscheRepo@blackstone.com

With copies to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036-8704
Attention:	David C. Djaha
Telephone:	(212) 841-0489
Email:	david.djaha@ropesgray.com

[SIGNATURE PAGES FOLLOW]

BUYER:

DEUTSCHE BANK AG, CAYMAN ISLANDS BRANCH

By:
Name:
Title:

By:
Name:
Title:

AGREED AND ACKNOWLEDGED:

MASTER SELLER:

PARLEX 15 FINCO, LLC, a Delaware limited liability company

By:
Name:
Title:

SERIES SELLER:

[____________________________]

By:
Name:
Title:

SCHEDULE 1 TO CONFIRMATION

(PURCHASED LOAN)

SCHEDULE 2 TO CONFIRMATION

(REPRESENTATIONS AND WARRANTIES)

[** Exhibit VI to Master Repurchase Agreement then in effect to be attached.**]

SCHEDULE 3 TO CONFIRMATION

(EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES)

EXHIBIT II

TRANSACTIONS

Purchased Loan	Purchased Loan Outstanding Principal Balance	Outstanding Purchase Price	Purchase Date	Financing Fee Rate	Financing Fee Cap	Applicable Spread	Financing Fee Payee	Wiring Instructions of Financing Fee Payee
Watchtower A-1 Note	$194,093,779.41	$144,466,961.39	8/3/2016	0.03%	0.03%	2.72%	Lighthouse	Account Name: Lighthouse Advisory Services LLC Account Number: 800867566 Bank Transit Number: 021000021 Bank Name: JPMorgan Chase Bank, N.A.

640 Broadway	$48,470,000	$38,776,000	02/09/17	0.07%	0.07%	2.43%	Lighthouse	Account Name: Lighthouse Advisory Services LLC Account Number: 800867566 Bank Transit Number: 021000021 Bank Name: JPMorgan Chase Bank, N.A.

Hilton Garden Inn Waikiki	$150,000,000	$112,500,000	03/24/17	0.05%	0.05%	2.70%	Lighthouse	Account Name: Lighthouse Advisory Services LLC Account Number: 800867566 Bank Transit Number: 021000021 Bank Name: JPMorgan Chase Bank, N.A.